UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) MAY 1, 2003


                      OLYMPIC CASCADE FINANCIAL CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its chapter)


         DELAWARE                001-12629             36-4128138
         --------                ---------             ----------
(State or other jurisdiction    (Commission           (IRS Employer
    of incorporation)           File Number)        Identification No.)


        875 North Michigan Avenue, Suite 1560, Chicago, Illinois 60611
        --------------------------------------------------------------
            (Address of principal executive offices)     (Zip Code)


     Registrant's telephone number, including area code  312-751-8833
                                                         ------------


        ----------------------------------------------------------
       (Former name or former address, if changed since last report)

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS.

On May 5, 2003, the Company filed a Form 8-K disclosing the dismissal of Grassi & Co., CPAs, P.C. ("Grassi") as the Company's independent accountants effective May 1, 2003. The Company provided Grassi with a copy of the aforementioned Form 8-K requesting that Grassi furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not they agree with such disclosures. A copy of Grassi's response is attached hereto and incorporated herein by this reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

The following exhibit is filed with this Amendment to Registrant's current report on Form 8-K originally filed on May 5, 2003.

         Exhibit Number          Description
         --------------          -----------
         16.4                    Letter from Grassi & Co., CPAs,  P.C to the
                                 Securities and Exchange Commission dated
                                 May 5, 2003.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                OLYMPIC CASCADE FINANCIAL CORPORATION


May 15, 2003                    /s/ Mark Goldwasser
                                ------------------------------------------
                                Mark Goldwasser
                                President, Chief Executive Officer and Director